United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 20, 2020

Date of Report (Date of earliest event reported)

LifeSci Acquisition Corp

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39244	83-3197402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 W. 55th St., #3401 New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 889-1200

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LSAC	The Nasdaq Stock Market LLC
Warrants	LSACW	The Nasdaq Stock Market LLC
Units	LSACU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by LifeSci Acquisition Corp.. on March 26, 2020. Amendment No. 1 is being filed to correct an error in Item 8.01 regarding the description of the Private Placement (as defined below).

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01. Other Events

As previously disclosed on a Current Report on Form 8-K dated March 10, 2020, LifeSci Acquisition Corp. (the “Company”), consummated its initial public offering (“IPO”) of 6,000,000 units (the “Units”). Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”) and one warrant (“Warrant”) entitling its holder to purchase one-half of one share of Common Stock at a price of $11.50 per whole share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. The Company granted the underwriters a 45-day option to purchase up to 900,000 additional Units to cover over-allotments, if any.

As also previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) of 2,570,000 warrants (the “Private Warrants”) at a price of $0.50 per Private Warrant, generating total proceeds of $1,285,000.

Subsequently, on March 18, 2020, the underwriters exercised the over-allotment option in part, and the closing of the issuance and sale of the additional Units occurred (the “Over-Allotment Option Units”) on March 20, 2020. The total aggregate issuance by the Company of 563,767 units at a price of $10.00 per unit resulted in total gross proceeds of $5,637,670. On March 20, 2020, the underwriters canceled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, the Company has canceled an aggregate of 84,058 shares of Common Stock issued to LifeSci Investments, LLC, the Company’s sponsor, prior to the IPO and Private Placement.

A total of $65,637,670 of the net proceeds from the sale of Units in the initial public offering (including the Over-Allotment Option Units) and the Private Placement on March 10, 2020 and March 20, 2020, were placed in a trust account established for the benefit of the Company’s public shareholders. Included with this report as Exhibit 99.1 is a pro-forma balance sheet reflecting the exercise of the over-allotment option.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Pro-Forma Balance Sheet dated March 20, 2020

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2020

LIFESCI ACQUISITION CORP.

By:	/s/ Andrew McDonald
Name:	Andrew McDonald
Title:	Chief Executive Officer